SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

PIMCO FUNDS

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PIMCO FUNDS

840 Newport Center Drive

Newport Beach, California 92660

[                        ], 2006

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund (the “Funds”), each a series of PIMCO Funds, I am pleased to invite you to a special meeting of shareholders (“Special Meeting”) of the Funds to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on September 28, 2006 at 10:00 a.m., Pacific time.

At the Special Meeting, shareholders of the Funds will be asked to approve a sub-advisory agreement (the “Sub-Advisory Agreement”) between Pacific Investment Management Company LLC, the Funds’ investment adviser (“PIMCO”), and Research Affiliates, LLC (“Research Affiliates”). If the proposal is approved, Research Affiliates would begin serving as sub-adviser to the Funds as soon as practicable after such approval.

Your vote is important. After reviewing this proposal, your Board of Trustees unanimously agreed that approval of the Sub-Advisory Agreement is in the best interests of each Fund’s shareholders and voted to approve it, as more fully described in the accompanying proxy statement. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call 1-800-            .

Thank you in advance for your participation in this important event.

Sincerely,

/s/
Brent R. Harris Chairman of the Board

PIMCO FUNDS

PIMCO Fundamental IndexPLUS™ Fund and

PIMCO Fundamental IndexPLUS™ TR Fund

840 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September 28, 2006

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund (each a “Fund” and collectively, the “Funds”), each a series of PIMCO Funds (the “Trust”), will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on September 28, 2006 at 10:00 a.m., Pacific time, or as adjourned from time to time (the “Special Meeting”).

The Special Meeting is being held for the following purposes:

1. To approve a sub-advisory agreement for each Fund between Pacific Investment Management Company LLC, the Funds’ investment adviser (“PIMCO”), and Research Affiliates, LLC (“Research Affiliates”) (the “Proposal”); and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.

After careful consideration, the Trustees of the Trust unanimously approved the proposal and recommend that shareholders vote “FOR” the proposal.

The matter referred to above is discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on August 23, 2006 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Funds is entitled to one vote with respect to proposals on which that Fund’s shareholders are entitled to vote, with fractional votes for fractional shares. If you held shares of each Fund on the record date, you will receive separate proxy cards for each Fund.

Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING. If you have returned a proxy card and are present at the Special Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Garlin G. Flynn, Secretary

[DATE]

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S).

PIMCO FUNDS

PIMCO Fundamental IndexPLUS™ Fund and

PIMCO Fundamental IndexPLUS™ TR Fund

840 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

[(800)                     ]

For account information call:

[(800)                     ] (Institutional and Administrative Class Shares)

[(800)                     ] (All Other Classes of Shares)

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on September 28, 2006

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds (the “Trust”) for use at a joint meeting of shareholders of the PIMCO Fundamental IndexPLUS™ Fund and PIMCO Fundamental IndexPLUS™ TR Fund (each a “Fund” and collectively, the “Funds”) to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on September 28, 2006 at 10:00 a.m., Pacific time, or as adjourned from time to time (the “Special Meeting”).

The Special Meeting is being held for the following purposes:

1. To approve a sub-advisory agreement for each Fund between Pacific Investment Management Company LLC, the Funds’ investment adviser (“PIMCO”), and Research Affiliates, LLC (“Research Affiliates”) (the “Proposal”); and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.

The Board of Trustees of each Fund has determined that including these proposals in a single proxy statement will reduce costs and is in the best interests of each Fund’s shareholders.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 840 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about [DATE], 2006.

Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof has been fixed at the close of business on August 23, 2006 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name.

As of the Record Date, the following number of shares of the Funds, representing the corresponding number of votes, were outstanding:

Fund	Number of Shares Outstanding (Votes)
Fundamental IndexPLUS™ Fund

Fundamental IndexPLUS™ TR Fund

As discussed further below, the All Asset and All Asset All Authority Funds and the All Asset and All Asset All Authority Portfolios (the “PIMCO Funds of Funds”), which are separate series of the Trust and of PIMCO Variable Insurance Trust (“PVIT”), respectively, invest substantially all of their assets in other funds of the Trust, including the Funds. As of August 23, 2006, the PIMCO Funds of Funds together owned a majority of the shares of each of the Funds. Please see Appendix E for more information regarding the PIMCO Funds of Funds ownership of Fund shares. Research Affiliates, as asset allocation sub-adviser, provides asset allocation services to the PIMCO Funds of Funds. As PIMCO will vote the shares of the Funds held by the PIMCO Funds of Funds, PIMCO does not believe that voting these shares presents a conflict of interest.

Shareholders can find important information about the Funds in the annual report to shareholders, dated March 31, 2006, and the semi-annual report, dated September 30, 2005, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the appropriate telephone numbers above.

PROPOSAL:

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

The Board of Trustees is proposing that shareholders approve a sub-advisory agreement (the “Sub-Advisory Agreement”), a copy of which is attached as Appendix A, to be entered into between PIMCO and Research Affiliates. The Trust and PIMCO wish to retain the services of Research Affiliates as sub-adviser to the Funds. The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

Proposal Summary

As discussed in the Funds’ prospectuses, the Funds seek to exceed the total return of the FTSE RAFI 1000 Index (“RAFI™”) by investing under normal circumstances substantially all of their assets in RAFI™ derivatives, backed by a portfolio of fixed income instruments. RAFI™ is a proprietary index developed by Research Affiliates. Unlike traditional indexes, which weight portfolios based on an issuer’s market capitalization, RAFI™ relies on portfolio weights derived from accounting data that comprise the fundamental factors of a company’s value, such as sales, cash flow, book value and dividends. Research Affiliates has developed an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), which incorporates additional factors and recalibrates existing factors that affect a company’s fundamental drivers of value. For example, these additional factors may address, among other things, the quality of corporate earnings and risk of financial distress. Research Affiliates may also rebalance Enhanced RAFI™ 1000 more frequently than RAFI™, which is rebalanced annually. If the Sub-Advisory Agreement is approved by shareholders, it is expected that the Funds will gain equity exposure by investing under normal circumstances substantially all of their assets in Enhanced RAFI™ 1000 derivatives, backed by a portfolio of fixed income instruments. Research Affiliates, in its capacity as sub-adviser, will facilitate the Funds’ use of Enhanced RAFI™ 1000 by providing model portfolios of Enhanced RAFI™ 1000 securities to the Funds’ swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Funds.

If approved by shareholders, the Sub-Advisory Agreement is expected to become effective on [DATE] and will remain in full force and effect, unless otherwise terminated, through [DATE].

This proposal sets forth a summary of the Sub-Advisory Agreement, information about PIMCO and Research Affiliates and a discussion of the factors considered by the Board of Trustees when it approved the Sub- Advisory Agreement.

Proposed Sub-Advisory Agreement

The Board of Trustees unanimously approved the Sub-Advisory Agreement at an in-person meeting held on August 15, 2006, subject to approval by the Funds’ shareholders. The Sub-Advisory Agreement will take effect immediately after it is approved by shareholders of the Funds. The Sub-Advisory Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (i.e., approval by the Board of Trustees or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”)). It can also be terminated with respect to a Fund, without penalty, by: (i) a vote of a majority of such Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Board upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) by the Research Affiliates upon 60 days’ written notice.

Under the terms of the Sub-Advisory Agreement, Research Affiliates provides, subject to the supervision of PIMCO, investment advisory services and policy direction in connection with the Funds’ use of Enhanced RAFI™ 1000. More specifically, Research Affiliates will provide to PIMCO a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing the derivative instruments to be used by PIMCO in obtaining exposure to the Enhanced RAFI™ 1000.

In exchange for services rendered, PIMCO will pay Research Affiliates a monthly fee, which accrues daily at an annual rate equal to 0.12% of each Fund’s average daily net assets. Research Affiliates will not be compensated directly by the Funds, nor will the Funds’ advisory or other fees increase if the Sub-Advisory Agreement is approved.

The Sub-Advisory Agreement provides that Research Affiliates will not be liable for any error of judgment or mistake of law or for any loss suffered by PIMCO, the Trust or a Fund in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Research Affiliates in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

Investment Adviser

PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract, dated May 5, 2000, between PIMCO and the Trust (as amended, amended and restated and otherwise supplemented from time to time, the “Advisory Contract”). A copy of the Advisory Contract is attached as Appendix B and any description of the Advisory Contract that follows is qualified in its entirety by reference to Appendix B. PIMCO also serves as administrator to the Funds pursuant to an administration agreement with the Trust. PIMCO is registered with the U.S. Securities and Exchange Commission as an investment adviser. As of June 30, 2006, PIMCO had approximately $617 billion of assets under management.

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, ADAM U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The Executive Committee of Allianz is comprised of William S. Thompson, Jr. and David C. Flattum.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Under this agreement, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of PIMCO over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Funds’ investments directly with the issuers or with brokers or dealers selected by it in its discretion. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

As consideration for its services to the Fundamental IndexPLUS™ Fund and Fundamental IndexPLUS™ TR Fund, PIMCO receives an annual fee of 0.45% and 0.54%, respectively, of each Fund’s average daily net assets. PIMCO has contractually agreed, until 3/31/07, to waive a portion of its advisory fee equal to 0.05% of each Fund’s average daily net assets.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

The Advisory Contract was last approved by shareholders on March 3, 2000 and was most recently approved by the Board at a meeting held on August 15. 2006, and it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

PIMCO also serves as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Class	Class A and C	Class D*
Fundamental IndexPLUS™ Fund	0.25%	N/A	N/A
Fundamental IndexPLUS™ TR Fund	0.25%	0.40%	0.65%

*	Each Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. Each Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan.

See Appendix C for a listing of the names, addresses and the principal occupations of the directors and principal executive officers of PIMCO. Please see Appendix D for a listing of each officer of the Trust who is an officer of PIMCO.

Information about Research Affiliates

Research Affiliates, a California limited liability company, is located at 155 N. Lake Ave, Suite 900, Pasadena, CA 91101. As of June 30, 2006, Research Affiliates had approximately $15.5 billion of assets under management.

Principal Executive Officers [and Directors] of Research Affiliates

The names and principal occupations of the principal executive officers [and directors] of Research Affiliates are provided below:

Name and Address*	Position with Research Affiliates	Principal Occupation(s)
Robert D. Arnott	Chairman	Chief Investment Officer
Jason C. Hsu	Director of Research and Investment Management	Director of research
Janine A. Nesbit	Director of Administration and Chief Compliance and Legal Officer	Chief administrative, compliance and legal officer.

*	The address for each of the principal executive officers is 155 N. Lake Ave, Suite 900, Pasadena, CA 91101.

No Trustees or officers of the Trust are employees, officers, directors or shareholder of Research Affiliates.

Other Investment Company Clients

Currently, Research Affiliates does not serve as investment adviser to any other investment company with an investment objective substantially similar to the Funds.

As discussed above, Research Affiliates provides asset allocation services to the PIMCO Funds of Funds pursuant to separate asset allocation agreements. Under each asset allocation agreement, Research Affiliates is responsible for the determination of how the assets of each PIMCO Fund of Funds are allocated and reallocated from time to time among other series of the Trust, including the Funds. For services provided to the All Asset Fund and All Asset All Authority Fund, PIMCO (not the Trust) pays fees to Research Affiliates at annual rates of 0.20% and 0.25%, respectively, of the average daily net assets of the applicable fund. For services provided to the All Asset Portfolio and All Asset All Authority Portfolio, PIMCO (not PVIT) pays fees to Research Affiliates at annual rates of 0.20% and 0.25%, respectively, of the average daily net assets of the applicable portfolio.

The Trustees’ Considerations and Recommendations

On August 15, 2006, the Board of Trustees held an in-person board meeting, at which it approved the Sub- Advisory Agreement. At the meeting, the Board reviewed the materials provided by PIMCO and Research Affiliates and counsel to the Trust and the Independent Trustees, which included, among other things, fee and expense comparisons of funds with investment objectives and policies similar to those of the Funds, and memoranda outlining the legal duties of the Board.

In approving the Sub-Advisory Agreement and determining to submit the Sub-Advisory Agreement to shareholders for approval, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling.

The Board considered the nature, extent and quality of services to be provided by Research Affiliates. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, and the overall financial strength of the organization. The Board considered information about Enhanced RAFI™ 1000, the additional fundamental factors Research Affiliates intends to employ in developing Enhanced RAFI™ 1000, the frequency that Enhanced RAFI™ 1000 may be revised, and the overall manner in which Research Affiliates intends to provide subadvisory services to the Funds.

The Board considered that Enhanced RAFI™ 1000 is a unique and proprietary product of Research Affiliates, and that the subadvisory services based on Enhanced RAFI™ 1000 are only available from Research Affiliates. The Board considered Research Affiliates’ policies, procedures and systems to assure compliance with applicable laws and regulations. The Board also considered Research Affiliates’ current service as sub-adviser to the PIMCO Funds of Funds, the quality of those services, and Research Affiliates’ experience working with PIMCO through a sub-advisory arrangement. The Board considered that the terms of the proposed Sub-Advisory Agreement are substantially identical to the existing sub-advisory agreement between PIMCO and Research Affiliates for the PIMCO Funds of Funds. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Research Affiliates under the Sub-Advisory Agreement will likely benefit the Funds and their shareholders.

The Board received and examined information from PIMCO and Lipper Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, concerning the Funds’ one-year and since inception performance for the period ended June 30, 2006. The Board considered that the use of Enhanced RAFI™ 1000 and the services provided under the Sub-Advisory Agreement have the potential to improve performance of the Funds going forward. The Board considered Research Affiliates’ belief that the additional fundamental factors and increased frequency in revising Enhanced RAFI™ 1000 may provide improved performance for the Funds. The Board concluded that Research Affiliates’ services under the Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

The Board received information from PIMCO and Lipper about the current fees paid to PIMCO, and the total expenses of the Funds relative to the fees and expense of comparable funds. However, such fee and expense information was not a material factor in determining to approve the Sub-Advisory Agreement. The Board noted that PIMCO will pay Research Affiliates a fee under the Sub-Advisory Agreement, and that the Funds will not directly pay for Research Affiliates’ services. The Board considered favorably the fact that the Funds and shareholders will receive increased and enhanced services from Research Affiliates at no increase in cost to the Funds. Because the fee to be paid to Research Affiliates under the Sub-Advisory Agreement is proposed to be paid by PIMCO, and not the Funds, and because any potential reduction in that fee would have no effect on the Funds, the Board concluded that factors such as Research Affiliates’ costs in providing services, its potential level of profits or any potential economies of scale were not material to their approval of the Sub-Advisory Agreement.

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board of Trustees, including by a separate vote of a majority of the Independent Trustees, approved the Sub-Advisory Agreement and voted to recommend the Sub- Advisory Agreement to shareholders for approval.

In the event that the Sub-Advisory Agreement is not approved by shareholders, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Funds.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Shares of each Fund entitled to vote at the Special Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present.

An abstention will be treated as present and will have the effect of a vote “AGAINST” the Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the Proposal will be treated as present and will not be voted with respect to the Proposal and will have the effect of a vote “AGAINST” approval of the Sub-Advisory Agreement in the Proposal.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the shareholders may adjourn the Special Meeting. In the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the chairman of the Special Meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there is sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

Required Vote

Shareholders vote separately by Fund. With respect to each Fund, the approval of the Sub-Advisory Agreement requires the affirmative vote of a majority of the Funds’ outstanding Shares, as defined in the 1940 Act, which, for these purposes, means the vote (i) of 67% or more of the Shares present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) of more than 50% of the outstanding Shares, whichever is less.

The Fund’s Board of Trustees, including the Independent Trustees, recommends that shareholders vote “For” approval of the Sub-Advisory Agreement. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by PIMCO. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

Solicitation and Voting of Proxies

Voting. Shareholders may sign and mail the proxy card received with the proxy statement or attend the Special Meeting in person.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds at 840 Newport Center Drive, Newport Beach, California 92660, or by attending the Special Meeting and voting in person. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy.

Beneficial Ownership

As of August 23, 2006, the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Appendix E.

[As of August 23, 2006, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.]

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Information

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is an indirect subsidiary of Allianz. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

During the fiscal year ended March 31, 2006, the Funds did not pay any commissions to affiliated brokers.

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as the independent registered public accounting firm for each Fund. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC and IRS filings.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees

Garlin G. Flynn, Secretary

[    ], 2006

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund’s Annual Report for the fiscal year ended March 31, 2006 is available without charge upon request by writing the Trust at 840 Newport Center Drive, Newport Beach, California 92660 or telephoning it at 1-800-927-4648.

APPENDIX A

SUB-ADVISORY AGREEMENT

PIMCO FUNDS

840 Newport Center Drive

Newport Beach, California 92660

AGREEMENT made as of the          day of October, 2006 by and between Pacific Investment Management Company LLC, a Delaware limited liability company (hereinafter the “Adviser”), investment adviser for the PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund (the “Funds”), each a series of the PIMCO Funds (the “Trust”), and Research Affiliates, LLC, a California limited liability company (the “Sub-Adviser”);

WHEREAS, the Adviser has been retained by the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the series of the Trust, including the Funds, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”);

WHEREAS, the Adviser, on behalf of the Funds, wishes to obtain equity exposure by investing in total return swaps based upon an enhanced version of the Sub-Adviser’s index series known as Research Affiliates Fundamental Index (the “RAFI™”) tracking the top 1000 equity issuers (the “Enhanced RAFI™ 1000”), as produced, and revised from time to time, by the Sub-Adviser;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to assist the Adviser in providing investment advisory services (“Advisory Services”) in connection with the Funds;

WHEREAS, the Sub-Adviser is willing to provide such services to the Adviser upon the terms and conditions and for the compensation set forth below; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1. The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Funds and to such additional investment portfolios as shall be designated in supplements to this Agreement, as further agreed between the Adviser and Sub-Adviser. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions applicable to the Funds as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.

2. The Adviser hereby appoints the Sub-Adviser to provide Advisory Services specified in this Agreement and the Sub-Adviser hereby accepts such appointment and agrees to render the services herein set forth.

3. (a) The Sub-Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Sub-Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Sub-Adviser of any of its obligations hereunder, nor shall the Funds be responsible for any additional fees or expenses hereunder as a result. The Sub-Adviser shall not retain any other person to serve as an investment adviser or sub-adviser to the Funds. The Sub-Adviser shall not pay any fee, based on the assets of the Funds, to any person providing research and/or investment advice to the Sub-Adviser without the express written consent of the Adviser.

(b) The Sub-Adviser shall not be required to pay any expenses of the Funds other than those specifically allocated to the Sub-Adviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Sub-Adviser whose services may be involved, for any of the following expenses of the Funds: compensation of the Trustees who are not affiliated with the Adviser or Sub-Adviser, the Funds’ distributor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Funds’ independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Funds; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Funds; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) Subject to the supervision of the Adviser, the Sub-Adviser shall provide to the Funds Advisory Services, including investment guidance and policy direction in connection with the management of the Funds, oral and written research, analysis, advice, and statistical and economic data and information.

(b) As part of its Advisory Services, the Sub-Adviser shall provide the Adviser with a model portfolio reflecting the composition of Enhanced RAFI™ 1000, as amended from time to time, based on the Sub-Adviser’s fundamental analysis process. The Sub-Adviser also will provide the model portfolio to such investment banks or counterparties as the Adviser shall designate for purposes of developing the derivative instruments to be used by the Adviser in obtaining exposure to Enhanced RAFI™ 1000. As part of its Advisory Services, the Sub-Adviser will consult with PIMCO from time to time (initially no less than monthly) regarding PIMCO’s macroeconomic outlook and forecasts. Such Advisory Services shall not include (i) determining the securities and other assets to be purchased or sold by each Fund; or (ii) determining what portion of each Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

(c) The Sub-Adviser shall not use any non-public inside information relating to the Adviser, the Funds or the Trust obtained in connection with this Agreement that may be in its possession or in the possession of any of its affiliates beyond the performance of its obligations under this Agreement.

(d) The Sub-Adviser also shall provide to the Adviser, including the officers of the Trust, administrative assistance in connection with the operation of the Funds, which shall include (i) compliance with all reasonable requests of the Adviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and (ii) such other services as the Adviser and/or Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Funds. The Sub-Adviser will keep the Adviser informed of any developments it becomes aware of which may materially affect the Funds.

(e) The Sub-Adviser shall provide Advisory Services for the account of the Funds in accordance with the Sub-Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the

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Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (“Code”) relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(f) The Sub-Adviser shall furnish to the Adviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information) on the investment performance of the Funds and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

5. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Funds in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Adviser for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Adviser. As used in this Section, the term “Sub-Adviser” shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to the Funds.

6. (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Sub-Adviser in performance of its duties hereunder. The Sub-Adviser will treat as confidential and proprietary information of the Funds all records and information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds, which approval shall not be unreasonably withheld, and the Sub-Adviser shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds.

(b) The Sub-Adviser will notify the Funds in the event that the Sub-Adviser or any of its affiliates (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement, or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Funds immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Funds’ Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect.

7. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of each Fund, equal to the lesser of (i) a fee at the rate of 0.12% or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of each Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of each Fund’s net assets in connection with the determination of the net asset value of each Fund’s shares. Payment of said compensation shall be the sole responsibility of the Adviser and shall in no way be an obligation of the Funds or of the Trust.

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(b) If any investment company, which is sponsored by the Adviser (“PIMCO Sponsored Fund”) and subadvised by the Sub-Adviser, including, without limitation, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Variable Insurance Trust All Asset Portfolio and PIMCO Variable Insurance Trust All Asset All Authority Portfolio invests in a Fund, the Sub-Adviser shall, subject to applicable law, waive any fee to which it would be entitled under Section 7(a) of this Agreement with respect to any assets of the PIMCO Sponsored Fund invested in a Fund.

8. (a) This Agreement shall become effective with respect to the Funds as of the date hereof (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Funds for a period of more than two years from that date (or, with respect to any additional fund, the date of the supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Funds (or any additional fund) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds; (ii) a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Sub-Adviser; (iii) the Adviser on 60 days’ written notice to the Sub-Adviser; or (iv) the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. (a) The Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

(b) The Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

10. Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Funds hereunder.

11. It is understood that the names “PIMCO” or “PIMCO Funds” or any derivative thereof or logo associated therewith are the valuable property of the Adviser and its affiliates. The Sub-Adviser (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the

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Adviser. In addition, the Sub-Adviser hereby consents to the use of its name and any logo, mark or symbol associated therewith, as well as the names of its business affiliates including Mr. Robert D. Arnott in the Funds’ Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications.

12. It is understood that ‘Research Affiliates”, “RAFI™”, “Fundamental Index™”, any associated logos and the method of formulation of the RAFI™ series of indexes and the enhanced versions of the RAFI™ series are the proprietary and valuable property of the Sub-Adviser. While the Sub-Adviser consents to the use of the marks and logos and will provide the Adviser and the Funds with the necessary information on RAFI™ index series and Enhanced RAFI™ 1000, rights to such intellectual property will remain with the Sub-Adviser and nothing in this Agreement shall be construed otherwise.

13. Any recommendations concerning the Funds’ investment program proposed by the Sub-Adviser to the Funds and the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

14. In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable law and regulations.

15. This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17. (a) The Adviser and the Sub-Adviser shall treat forever as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate (as defined in the 1940 Act) of the Adviser or the Sub-Adviser, as the case may be, or to any investment bank or counterparty designated by the Adviser pursuant to Section 4(b) above, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Adviser, the Adviser or the Funds (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, employees, affiliates, representatives or agents (including, without limitations, such investment banks referred to in Section 4(b) of this Agreement) not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Adviser may disclose or transmit Confidential Information with respect to the Funds (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Sub-Adviser.

(b) Confidential Information shall not include (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information) or

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(ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is (i) approved in writing by the other party for disclosure or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that written notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

19. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at the addresses set forth below:

If to Research Affiliates:

Janine Nesbitt

Director, Administration and Chief Compliance Officer

155 N. Lake Ave, Suite 900,

Pasadena, CA 91101

Phone: (626) 584-2100

Fax: (626) 584-2111

If to PIMCO:

Mohan V. Phansalkar

Managing Director

840 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6180

Fax: (949) 720-4590

Notice shall be deemed given upon receipt.

20. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. This Agreement supersedes all previous agreements between the parties with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements or understandings except as provided herein.

21. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

22. No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:

Title:

RESEARCH AFFILIATES, LLC

By:

Title:

APPENDIX B

INVESTMENT ADVISORY CONTRACT

PIMCO FUNDS

840 Newport Center Drive

Newport Beach, California 92660

May 5, 2000

(as restated August 19, 2003)

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Adviser”) as follows:

1. The Trust is an open-end investment company which has separate investment portfolios, listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (the publicly registered funds are collectively defined as the “Funds” and each, a “Fund”; the privately registered portfolios are collectively defined as the “Portfolios” and each, a “Portfolio”), all of which are subject to this agreement, as supplemented. Additional investment portfolios may be established in the future. This Contract shall pertain to the Funds and Portfolios and to such additional investment portfolios as shall be designated in amendments or Supplements to this Contract, as further agreed between the Trust and the Adviser. Ten separate classes of shares of beneficial interest in the Trust may be offered to investors in each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund and Portfolio in the manner and in accordance with the investment objective and restrictions applicable to that Fund and Portfolio as specified in the currently effective Prospectus (the “Prospectus”) for the Trust included in the registration statements, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, as amended (the “Distribution Contract”), between the Trust and PIMCO Advisors Distributors LLC (the “Distributor”), the Funds and Portfolios have employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to an Administration Agreement (“Administration Agreement”) between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Funds and Portfolios with administrative and other services.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Funds and Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objectives, policies and restrictions applicable to the Trust and its Funds and Portfolios, the Adviser will determine the securities and other assets to be purchased or sold by each Fund or Portfolio of the Trust and will determine what portion of each Fund or Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

(b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust, the Funds and Portfolios, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust, Funds and Portfolios.

(c) As manager of the assets of the Funds and Portfolios, the Adviser shall make investments for the account of the Funds and Portfolios in accordance with the Adviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(d) The Adviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Trust and its Funds and Portfolios and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund or Portfolio as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

(f) The Adviser may cause a Fund and/or Portfolio to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount

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another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser’s overall responsibilities to the Trust and any other of the Adviser’s clients.

5. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser’s undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Contract or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

6. In consideration of the services to be rendered by the Adviser under this Contract, each Fund and each Portfolio of the Trust shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund or Portfolio, as applicable, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be pro-rated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund and each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day the New York Stock Exchange is open for trading.

7. If the aggregate expenses of every character incurred by, or allocated to, the Trust in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract (“includable expenses”), exceed any expense limitations applicable to the Trust imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay the Trust an amount equal to that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be pro-rated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust’s fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Trust, the monthly fees relating to the Trust payable to the Adviser under this Contract and under the Administration Agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to a pro rata portion (pro-rated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Fund and each Portfolio of the Trust shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust’s fiscal year.

8. (a) This Contract shall become effective with respect to the Funds and Portfolios on May 5, 2000 (and, with respect to any amendment, or with respect to any additional fund or portfolio, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Fund or Portfolio for a period of more than two years from that date (or, with respect to any additional fund or portfolio, the date of the Supplement) only so long

3

as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or Portfolio or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Contract may be terminated with respect to a Fund or Portfolio (or any additional fund or portfolio) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or Portfolio or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. Except to the extent necessary to perform the Adviser’s obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. The investment management services of the Adviser to the Trust under this contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

11. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

12. The Declaration of Trust establishing the Trust, as amended and restated effective March 31, 2000, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:
		Title:	President
ACCEPTED:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:	Managing Director

4

Investment Advisory Contract

EXHIBIT A

(as supplemented on August 19, 2003, November 18, 2003, February 24, 2004,

May 25, 2004, August 17, 2004, February 23, 2005, December 16, 2005 and May 23, 2006)

PIMCO Funds

Fund	Investment Advisory Fee
All Asset Fund	0.20%
All Asset All Authority Fund	0.25%
California Intermediate Municipal Bond Fund	0.25%
California Municipal Bond Fund	0.25%
Commercial Mortgage Securities Fund	0.40%
CommodityRealReturn Strategy Fund	0.49%
Convertible Fund	0.40%
Developing Local Markets	0.45%
Diversified Income Fund	0.45%
Emerging Markets Bond Fund	0.45%
European Convertible Fund	0.50%
European StocksPLUS TR Strategy Fund	0.55%
Far East (Ex-Japan) StocksPLUS TR Strategy Fund	0.55%
Floating Income Fund	0.30%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%
Foreign Bond Fund (Unhedged)	0.25%
Fundamental IndexPLUS	0.54%
Fundamental IndexPLUS TR	0.54%
Global Bond Fund (Unhedged)	0.25%
Global Bond Fund (U.S. Dollar-Hedged)	0.25%
GNMA Fund	0.25%
High Yield Fund	0.25%
High Yield Municipal Bond Fund	0.30%
International StocksPLUS TR Strategy Fund	0.55%
Investment Grade Corporate Bond Fund	0.25%
Japanese StocksPLUS TR Strategy Fund	0.55%
Liquid Assets Fund	0.10%
Loan Obligation Fund	0.25%
Long Duration Fund	0.25%
Long-Term U.S. Government Fund	0.25%
Low Duration Fund	0.25%
Low Duration Fund II	0.25%
Low Duration Fund III	0.25%
Moderate Duration Fund	0.25%
Money Market Fund	0.12%
Municipal Bond Fund	0.25%
New York Municipal Bond Fund	0.25%
Real Return Fund	0.25%
Real Return Fund II	0.25%
Real Return Asset Fund	0.35%
RealEstateRealReturn Strategy Fund	0.49%

5

Fund	Investment Advisory Fee
Short Duration Municipal Income Fund	0.20%
Short-Term Fund	0.25%
Small Cap StocksPLUS TR Fund	0.49%
StocksPLUS Fund	0.40%
StocksPLUS Municipal-Backed Fund	0.44%
StocksPLUS TR Short Strategy Fund	0.49%
StocksPLUS Total Return Fund	0.49%
Total Return Fund	0.25%
Total Return Fund II	0.25%
Total Return Fund III	0.25%
Total Return Mortgage Fund	0.25%

Private Account Portfolio Series

Portfolio	Investment Advisory Fee
Asset-Backed Securities Portfolio	0.02%
Asset-Backed Securities Portfolio II	0.02%
Emerging Markets Portfolio	0.02%
Emerging Markets Portfolio (Local Markets)	0.02%
High Yield Portfolio	0.02%
International Portfolio	0.02%
Investment Grade Corporate Portfolio	0.02%
Mortgage Portfolio	0.02%
Mortgage Portfolio II	0.02%
Municipal Sector Portfolio	0.02%
Opportunity Portfolio	0.02%
Real Return Portfolio	0.02%
Short-Term Portfolio	0.02%
Short-Term Portfolio II	0.02%
U.S. Government Sector Portfolio	0.02%
U.S. Government Sector Portfolio II	0.02%

6

APPENDIX C

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PIMCO

Name and Address	Position with PIMCO/Principal Occupations
Tammie J. Arnold[1]	Managing Director
William R. Benz [2]	Managing Director
John B. Brynjolfsson[1]	Managing Director
Wendy W. Cupps[1]	Managing Director
Chris P. Dialynas[1]	Managing Director
William H. Gross[1]	Managing Director, Member of the Executive Committee, Chief Investment Officer
Pasi M. Hamalainen[1]	Managing Director, Member of the Executive Committee
Brent R. Harris[1]	Managing Director, Member of the Executive Committee
Douglas M. Hodge[3]	Managing Director
Brent L. Holden[1]	Managing Director, Member of the Executive Committee
Margaret E. Isberg[4]	Managing Director
Lew W. Jacobs[5]	Managing Director
James M. Keller[1]	Managing Director
Raymond G. Kennedy[1]	Managing Director
Sudesh N. Mariappa[1]	Managing Director
Scott A. Mather[5]	Managing Director, Member of the Executive Committee
Paul A. McCulley[1]	Managing Director
Joseph McDevitt[2]	Managing Director
James F. Muzzy[1]	Managing Director
Thomas J. Otterbein[1]	Managing Director
Mohan V. Phansalkar[1]	Managing Director, Chief Legal Officer
William C. Powers[1]	Managing Director
Emanuele Ravano[2]	Managing Director
Ernest L. Schmider[1]	Managing Director
W. Scott Simon[1]	Managing Director
Makoto Takano[3]	Managing Director
William S. Thompson [1]	Managing Director, Member of the Executive Committee, Chief Executive Officer
Richard M. Weil[1]	Managing Director, Member of the Executive Committee, Chief Operating Officer
Changhong Zhu[1]	Managing Director

1	The address for the Managing Director is 840 Newport Center Drive, Newport Beach, CA 92660.
2	The address for the Managing Director is Nations House, 103 Wigmore Street, London, W1U 1QS GBR
3	The address for the Managing Director is Kamiyacho MT Building 10F, 4-3-20 Toranomon, Minato-ku, Tokyo, 105-0001 JPN
4	The address for the Managing Director is 120 Adelaide Street, West, Suite 2005, Toronto, ON M5H 1T1 CAN
5	The address for the Managing Director is Nymphenburger Strasse 112-116, Munich, 80636 DEU

APPENDIX D

OFFICERS OF THE TRUST

The following provides a listing of each officer of the Trust who is an officer of PIMCO.

Name	Position with the Trust	Positions with PIMCO*
Brent R. Harris	Trustee and Chairman of the Board	Managing Director and member of Executive Committee
R. Wesley Burns	Trustee	Consulting Managing Director
Ernest L. Schmider	President	Managing Director
Mohan V. Phansalkar	Chief Legal Officer	Managing Director, Chief Legal Officer
Jennifer E. Durham	Chief Compliance Officer	Senior Vice President
William H. Gross	Senior Vice President	Managing Director, Chief Investment Officer
Jeffrey M. Sargent	Senior Vice President	Executive Vice President
William S. Thompson, Jr.	Senior Vice President	Managing Director, Chief Executive Officer
J. Stephen King, Jr.	Vice President-Senior Counsel	Senior Vice President, Attorney
Henrik P. Larsen	Vice President	Senior Vice President
Michael J. Willemsen	Vice President	Vice President
Garlin G. Flynn	Secretary	Senior Paralegal
John P. Hardaway	Treasurer	Executive Vice President
Stacie D. Anctil	Assistant Treasurer	Vice President
Erik C. Brown	Assistant Treasurer	Senior Vice President

*	In their capacity as executive management (including executive vice presidents) of PIMCO, certain officers of the Trust may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

APPENDIX E

As of August 23, 2006, the following persons owned of record or beneficially 5% or more of the shares of the Funds:

Fundamental IndexPLUS™ Fund	Shares Beneficially Owned	Percent of Fund

Fundamental IndexPLUS™ TR Fund	Shares Beneficially Owned	Percent of Fund

The All Asset and All Asset All Authority Funds and the All Asset and All Asset All Authority Portfolios (the “PIMCO Funds of Funds”), which are separate series of the Trust and of PIMCO Variable Insurance Trust (“PVIT”), respectively, invest substantially all of their assets in other funds of the Trust, including the Funds. As of August 23, 2006, the PIMCO Funds of Funds together owned a majority of the shares of each of the Funds. Research Affiliates, as asset allocation sub-adviser, provides asset allocation services to the PIMCO Funds of Funds. As PIMCO will vote the shares of the Funds held by the PIMCO Funds of Funds, PIMCO does not believe that voting these shares presents a conflict of interest.

PIMCO FUNDS

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at a Special Meeting of Shareholders to be held at the address of the Fund, 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on September 28, 2006 at 10:00 a.m., Pacific time.

The undersigned hereby appoints [list proxies] and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of Fundamental IndexPLUS® Fund and Fundamental IndexPLUS® TR Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposal and the Funds. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

PIMCO FUNDS
800 NEWPORT CENTER DRIVE, 6th FLOOR
NEWPORT BEACH, CALIFORNIA 92660

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR approval of the Sub-Advisory Agreement in the Proposal as more fully described in the proxy statement.

Approval of the Sub-Advisory Agreement

FOR ☐	AGAINST ☐	ABSTAIN ☐

Every properly signed Proxy will be voted in the manner specified above. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be “For” approval of the Sub- Advisory Agreement in the Proposal, and in the discretion of the Proxy holder on any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments

Mark Here ☐

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

Dated , 2006

Sign here exactly as name(s) appear(s) on left

Votes must be indicated
(X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.